SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 13, 2006

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware Delaware	1-12994 000-50694	52-1802283 52-1873369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5425 Wisconsin Avenue

Suite 500

Chevy Chase, MD 20815

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (301) 968-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

Item 2.02. Results of Operations and Financial Condition.

On November 13, 2006, The Mills Corporation (“TMC”) and The Mills Limited Partnership (“TMLP”) filed with the Securities and Exchange Commission (“SEC”) a Notification of Late Filing on Form 12b-25 (the “Notification”) to indicate that their Form 10-Q for the quarter ended September 30, 2006 will be filed late. Part III and the narrative portion of Part IV(3) of the Notification are filed as Exhibit 99.1 to this Current Report on Form 8-K, and the information contained therein (including the update of the pending restatement of the financial statements of TMC and TMLP), insofar as it relates to prior period results of operations or financial condition of TMC and TMLP, is incorporated herein by reference. As indicated in Exhibit 99.1 hereto, TMC and TMLP have substantially completed their internal accounting review. As further described in Exhibit 99.1, the restatement principally relates to errors in the selection and application of corporate and development accounting policies including the following:

•	Capitalization of interest to predevelopment and development projects

•	Capitalization of overhead costs to predevelopment and development projects

•	Cumulative impact and the ongoing accounting for development and leasing fees and interest income related to our adoption of Financial Accounting Standards Board Interpretation No. 46R, Consolidation of Variable Interest Entities

•	Translation from foreign currencies of our investments in our foreign subsidiaries

•	Accounting for the Empire tract transfer

•	Accounting for grand opening and advertising costs for development projects

•	Evaluation of capitalized costs, including our accounting for acquisitions of properties

•	Evaluation of foreign tax exposures

•	Accounting for tenant inducements and tenant allowances

The information in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” with the SEC for any purpose including Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference into any registration statement filed by TMC or TMLP under the Securities Act of 1933 regardless of any general incorporation language in such filing.

This Current Report on Form 8-K and Exhibit 99.1 contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on current expectations and are not guarantees of future performance. Further, the forward-looking statements are subject to the limitations listed in Exhibit 99.1 and in the other SEC reports of TMC and TMLP, including that actual events or results may differ materially from those in the forward-looking statements.

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Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description
99.1	Part III and the narrative portion of Part IV(3) of the Notification of Late Filing on Form 12b-25 filed by The Mills Corporation and The Mills Limited Partnership with the Securities and Exchange Commission on November 13, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION

By:	/s/ RICHARD J. NADEAU
Name:	Richard J. Nadeau
Title:	Executive Vice President and Chief Financial Officer

THE MILLS LIMITED PARTNERSHIP

By:	The Mills Corporation, its general partner

By:	/s/ RICHARD J. NADEAU
Name:	Richard J. Nadeau
Title:	Executive Vice President and Chief Financial Officer

Date: November 13, 2006

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EXHIBIT INDEX

Exhibit No.
99.1	Part III and the narrative portion of Part IV(3) of the Notification of Late Filing on Form 12b-25 filed by The Mills Corporation and The Mills Limited Partnership with the Securities and Exchange Commission on November 13, 2006.

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